SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 SCHEDULE 14A
                                (Rule 14a-101)

                           INFORMATION REQUIRED IN
                               PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
                     the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
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    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     DETROIT & CANADA TUNNEL CORPORATION
               (Name of Registrant as Specified In Its Charter)

                       ____________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    (1) Title of each class of securities to which transaction applies:
        _______________________________________________________________________
    (2) Aggregate number of securities to which transaction applies:
        _______________________________________________________________________
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        _______________________________________________________________________
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[ ] Fee paid previously with preliminary materials.
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    paid previously. Identify the previous filing by registration statement
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    4) Date Filed: ____________________________________________________________

                      DETROIT & CANADA TUNNEL CORPORATION

                           100 East Jefferson Avenue
                            Detroit, Michigan 48226

                                ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To be held March 13, 1996

TO THE SHAREHOLDERS:

      Notice is hereby given that the Annual Meeting of Shareholders of Detroit & Canada Tunnel Corporation (the "Company") will be held at the Company's offices at 100 East Jefferson Avenue, Detroit, Michigan, on Wednesday, March 13, 1996, at 10:00 a.m., Eastern Standard Time, for the following purposes:

      1. To elect a Board of six directors to serve until the next Annual Meeting of Shareholders or until their successors shall have been duly elected and qualified.

      2. To transact such other business as may properly come before the meeting.

      Only holders of Common Stock of record at the close of business on January 26, 1996, are entitled to notice of and to vote at the meeting or any adjournment or adjournments thereof.

      Your attention is directed to the attached Proxy Statement and accompanying proxy. You are requested, whether or not you plan to be present at the meeting, to sign and return the proxy in the envelope provided, to which no postage need be affixed if mailed in the United States. If you attend the meeting you may withdraw your proxy and vote your own shares.

      A copy of the Annual Report of the Company for the fiscal year ended October 31, 1995, accompanies this notice.

                                          By Order of the Board of Directors

                                          CHARLES J. O'BRIEN, Secretary

Dated: February 6, 1996

                      DETROIT & CANADA TUNNEL CORPORATION

                                ----------------

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                           To be held March 13, 1996


                            PROXIES AND SOLICITATION

      The accompanying proxy is solicited by the Board of Directors of Detroit & Canada Tunnel Corporation (the "Company"), to be used at the Annual Meeting of Shareholders to be held on March 13, 1996, and at any adjournment or adjournments thereof. The shares represented by valid proxies in the enclosed form will be voted if received in time for the meeting. The proxy is revocable at any time prior to being voted.

      Proxies are being solicited by mail. The approximate mailing date for this proxy statement and proxy is February 6, 1996. The Company will pay all expenses in connection with the solicitation, including postage, printing and handling and the expenses incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding proxy material to beneficial owners.


                                PLACE OF MEETING

      The Annual Meeting will be held at the Company's offices at 100 East Jefferson Avenue, Detroit, Michigan, on Wednesday, March 13, 1996, at 10:00 a.m., Eastern Standard Time.


               VOTING RIGHTS AND PRINCIPAL HOLDERS OF SECURITIES

      Only holders of record of shares of Common Stock at the close of business on January 26, 1996, are entitled to notice of and to vote at the meeting or at any adjournment or adjournments thereof, each share having one vote. On the record date, the Company had issued and outstanding 676,027 shares of Common Stock.

      Set forth below, to the knowledge of the Company, is (i) the aggregate beneficial ownership of the outstanding shares of Common Stock as of January 26, 1996, of each person who beneficially owns more than 5% of the outstanding shares of Common Stock and (ii) the percentage of the outstanding shares of Common Stock owned by such persons on such date.

                                           Number of       Percent
          Name and Address                  Shares            of
        of Beneficial Owner           Beneficially Owned    Class
        -------------------           ------------------    -----
Henry Penn Wenger
P.O. Box 43098
Detroit, Michigan 48243                     431,955         63.90%

CenTra, Inc.
34200 Mound Road
Sterling Heights, Michigan 48077(1)          37,800          5.59%

Levy, Harkins & Co., Inc.
80 Pine Street
New York, New York 10005(1)                  37,000          5.47%

----------------
(1) Based on information contained in a Form 13D filed with the Securities and Exchange Commission (the "SEC"). According to the Form 13D filed with the SEC by Levy, Harkins & Co., Inc. ("L&H"), 35,000 of these shares are owned by discretionary account customers of L&H as to which each such customer and L&H share voting power and as to which L&H has sole dispositive power, and 2,000 of these shares are owned by an employee benefit plan of L&H as to which each such employee and L&H share voting power and as to which L&H has sole dispositive power.

                             ELECTION OF DIRECTORS

      Six directors are to be elected at the Annual Meeting to serve until the next annual election and until their successors have been elected and qualified. The nominees receiving the greatest number of votes cast shall be elected. It is intended that proxies in the accompanying form will be voted in favor of the election of the nominees named below. In case any of such nominees are unable or decline to serve, it is intended that proxies received in the accompanying form will be voted in accordance with the best judgment of the proxy holders. The management has no knowledge that any of these nominees will be unable or will decline to serve.

      The following table sets forth the age of each nominee for director of the Company, his positions with the Company and other principal occupations, the year in which he commenced to serve as a director of the Company and the approximate number and percentage of shares of Common Stock of the Company beneficially owned, directly or indirectly, by each nominee as of the close of business on January 26, 1996.

                                                                                                Number and
                                                                                                Percentage
                                            Positions and Offices                     Year       of Shares
                                               With Company and                       First    Beneficially
                                               Other Principal                      Became a    Owned as of
        Name          Age                        Occupations                        Director      1/26/96
        ----          ---                   ---------------------                   --------   -------------
Douglas L. Bridges     52   Senior Vice President-Sales, First of Michigan            1987              0
                              Corporation, member of New York Stock Exchange

Miles Jaffe            68   Consultant                                                1984            200*

Charles C. Stewart     70   President, Lawrie Petroleum Co., Director of Mutual       1984            100*
                              Oil & Gas Co., and OMNICOR, Inc.

Robert M. Teeter       56   President, Coldwater Corporation, Director of             1989              0
                              Browning-Ferris Industries, Durakon Industries,
                              Inc., United Parcel Service of America Inc.,
                              Optical Imaging Systems, Inc. and Ann Arbor Bank

Donald M. Vuchetich    49   President and Chief Executive Officer of the Company;     1990              0
                              marketing consultant

Henry Penn Wenger      68   Oil producer and investor                                 1983        431,955
                                                                                                 (63.90%)

----------------
* Less than 1.0%

      All executive officers and directors as a group beneficially owned 432,286 shares (63.95%) of the Company's Common Stock as of January 26, 1996.

      The Audit Committee of the Board of Directors, which consists of Douglas
L. Bridges, Miles Jaffe, Charles C. Stewart and Robert M. Teeter, met twice during the fiscal year ended October 31, 1995. The functions performed by the Audit Committee are: (1) nominating the Company's independent auditors for approval by the Board of Directors; (2) reviewing with the independent auditors the scope, cost and results of the auditing engagement; (3) reviewing and approving fees for audit and non-audit professional services provided by the independent auditors and determining whether such non-audit services affect the independence of the independent auditors; and (4) reviewing reports submitted by independent auditors regarding the adequacy of the Company's system of internal accounting controls.

      The Board of Directors currently has no compensation or nominating committee. The Executive Committee of the Board of Directors consists of Douglas L. Bridges, Donald M. Vuchetich and Henry Penn Wenger. The Board of Directors met four times during the fiscal year.

      Officers of the Company who are directors do not receive any additional remuneration for services as directors. Each director who is not employed by the Company receives a director's fee of $1,750 per fiscal quarter, plus $500 and reasonable expenses for each Board of Directors' meeting attended, and $500 per fiscal quarter for serving on a committee of the Board of Directors. Committee chairmen receive an additional $375 per fiscal quarter.

                       COMPENSATION OF EXECUTIVE OFFICERS

                           Summary Compensation Table

      The following table sets forth the compensation paid to certain executive officers for the fiscal years ended October 31, 1993, 1994 and 1995. No other executive officer of the Company received an annual salary and bonus of more than $100,000 in any of such years.

                                                              Annual Compensation
                     Name and                       Fiscal   --------------------        All Other
                Principal Position                   Year    Salary($)   Bonus($)   Compensation($)(1)
                ------------------                   ----    ---------   --------   ------------------
Donald M. Vuchetich                                  1993     $125,000    $40,000         $1,650
  President, Chief Executive Officer and Director    1994      130,000     45,000          7,133
                                                     1995      135,000     45,000          1,800

David C. Canavesio                                   1993       92,114      3,600            957
  Treasurer and Vice President -- Finance            1994       95,750      3,700          7,702
                                                     1995       99,550      3,800          1,033

----------------
(1) Represents contributions made by the Company under the Detroit-Windsor Tunnel 401(k) Plan and in 1994, compensation received for temporary duties.

      Pursuant to an amended employment agreement, Mr. Vuchetich has agreed to spend at least two-thirds of his time on the Company's business and will receive compensation at the rate of $135,000 per year, plus a discretionary bonus. Mr. Vuchetich's employment may be terminated by either party at any time. In the event of a termination by the Company for other than cause, the agreement entitles Mr. Vuchetich to severance pay equal to his salary for the unexpired portion of the calendar term, but no less than two months salary.

      The Company also has severance agreements with Messrs. Vuchetich and Canavesio under which they would receive compensation of salary and bonus for two years and one year respectively, less other severance payments received from the Company, upon involuntary termination of employment after a change of control.


                              COMPANY ACCOUNTANTS

      Ernst & Young LLP was the Company's independent auditor for the fiscal year ended October 31, 1995, and has been selected to serve as the Company's independent auditor for fiscal 1996. A representative of this firm is expected to be present at the Annual Meeting of Shareholders to respond to appropriate questions and will have an opportunity to make a statement if he or she desires to do so.


                                 OTHER MATTERS

      As of the date of this Proxy Statement, the management does not intend to present, and has not been informed that any other person intends to present, any matters for action at this meeting other than those specifically referred to in the Proxy and in this Proxy Statement. If, however, any other matters not now known or determined shall be presented, it is the intention of the proxy holders to vote such proxies in accordance with their best judgment.

      A shareholder proposal which is intended to be presented at the Annual Meeting of Shareholders for fiscal 1996 must be received by the Company at its principal offices, 100 East Jefferson Avenue, Detroit, Michigan 48226 by October 9, 1996.

                                          By Order of the Board of Directors

                                          CHARLES J. O'BRIEN, Secretary

Dated: February 6, 1996

[Form of Proxy--Side 1]-------------------------------------------------------

PROXY               DETROIT & CANADA TUNNEL CORPORATION                 PROXY

               Annual Meeting of Shareholders, March 13, 1996

The undersigned hereby appoints Douglas L. Bridges and Miles Jaffe, and each of them, with power of substitution, the proxies of the undersigned to vote the stock of the undersigned at the Annual Meeting of Shareholders of Detroit & Canada Tunnel Corporation to be held March 13, 1996, and at any adjournment thereof:

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The shares represented by this proxy will be voted as specified herein. If no specifications are made, the shares will be voted for the nominees listed.

               ************************************************
               *  PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE   *
               *   AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.  *
               ************************************************
NOTE: Please date this proxy and sign exactly as your name appears hereon. If the shares are registered in more than one name, each joint owner should sign. When signing as attorney, administrator, personal representative, executor, guardian or trustee, add your title to the signature.

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

___________________________________    _______________________________________

___________________________________    _______________________________________

___________________________________    _______________________________________

[Form of Proxy--Side 2]-------------------------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                     DETROIT & CANADA TUNNEL CORPORATION

                                                              With-   For All
                                                     For      hold    Except
1.) Election of Directors:                           [ ]      [ ]      [ ]

    Douglas L. Bridges, Miles Jaffe, Charles C. Stewart, Robert M. Teeter,
                   Donald M. Vuchetich and Henry Penn Wenger

  INSTRUCTION: To withhold authority to vote for any individual nominee mark for "For All Except" box and strike a line through that nominee's name.


2.) In their discretion, with respect to any other matters that may properly come before the meeting.


RECORD DATE SHARES:


Please be sure to sign and date this Proxy.       Date________________________


___________________________________    _______________________________________
       Stockholder sign here                      Co-owner sign here

                         Mark box at right if comments or address change   [ ]
                         have been noted on the reverse side.

DETACH CARD

                     DETROIT & CANADA TUNNEL CORPORATION

Dear Shareholder:

Please take note of the important information enclosed with this Proxy Ballot. Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the box on the proxy card to indicated how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Shareholders on March 13, 1996.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Detroit & Canada Tunnel Corporation